Ivy Funds

Supplement dated December 3, 2018 to the

Ivy Funds Prospectus

dated July 31, 2018

as supplemented July 31, 2018, August 17, 2018 and November 5, 2018

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy Core Equity Fund on page 8:

Portfolio Manager

Erik R. Becker, Senior Vice President of IICO, has managed the Fund since February 2006.

Effective immediately, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Core Equity Fund” section on page 247:

Ivy Core Equity Fund: Erik R. Becker is primarily responsible for the day-to-day portfolio management of Ivy Core Equity Fund. Mr. Becker has held his Fund responsibilities for Ivy Core Equity Fund since February 2006.

Effective immediately, the second paragraph of the “The Management of the Funds — Portfolio Management — Ivy Core Equity Fund” section on page 247 is deleted in its entirety.

Supplement	Prospectus	1